Taxes	12 Months Ended
Dec. 31, 2019
Major components of tax expense (income) [abstract]
Taxes

Note 10    Taxes

10.1    Operating taxes and levies

10.1.1  Operating taxes and levies recognized in the income statement

(in millions of euros)	2019	2018	2017
Territorial Economic Contribution, IFER and similar taxes	(758)	(820)	(817)
Spectrum fees	(329)	(309)	(304)
Levies on telecommunication services	(276)	(286)	(296)
Other operating taxes and levies	(465)	(425)	(429)
Total	(1,827)	(1,840)	(1,846)

Although comprising a directly identifiable counterpart, the periodic spectrum fees are presented within the operating taxes and levies as they are set by and paid to the States and Local Authorities.The breakdown of operating taxes and levies per geographical area is the following:

(in millions of euros)

10.1.2  Operating taxes and levies in the statement of financial position

(in millions of euros)	December 31,	December 31,	December 31,
	2019	2018	2017
Value added tax	996	953	958
Other operating taxes and levies	94	74	87
Operating taxes and levies – receivables	1,090	1,027	1,045
Value added tax	(649)	(647)	(616)
Territorial Economic Contribution, IFER and similar taxes	(90)	(94)	(100)
Spectrum fees	(22)	(29)	(40)
Levies on telecommunication services	(118)	(113)	(97)
Other operating taxes and levies	(408)	(439)	(409)
Operating taxes and levies – payables	(1,287)	(1,322)	(1,262)
Operating taxes and levies – net	(197)	(295)	(217)

Developments in tax disputes and audits

In the same way as other telecom operators, the Group regularly deals with disagreements concerning the taxation of its network in various countries.

In 2017, Orange Espagne received a notification of a tax adjustment of approximately 55 million euros relating to the Business Activity Tax (BAT) for fiscal years 2013 to 2015. The disagreement concerns the characterization of antennas whose number is taken into account in the calculation basis of the tax amount. Orange Espagne contested the adjustment and believed it had strong arguments to justify its assessment. Consequently, this disagreement was treated as a contingent liability. In July 2019, a decision favorable to Orange Espagne was rendered by the Economic and Administrative Central Court, thereby quashing the tax reassessments and claims for back taxes.

In addition, Orange Espagne is involved in various tax disputes related to local taxes on mobile services. In May 2016, the Supreme Court of Spain amended its previous ruling and considered admissible some terms and conditions of taxation over mobile telecom operators using the infrastructures located on the local public domain. Since then, some municipalities sent out tax bills in accordance with the ruling of the Supreme Court. In 2018, Orange has re-evaluated the risk in light of the course of the proceedings. There are no new developments in 2019 that would lead to a modification of the Group’s accounting position.

Changes in operating taxes and levies

(in millions of euros)	2019	2018	2017
Net operating taxes and levies (payables) in the opening balance	(295)	(217)	(323)
Operating taxes and levies recognized in profit or loss	(1,827)	(1,840)	(1,846)
Operating taxes and levies paid	1,939	1,777	1,934
Changes in the scope of consolidation	3	(13)	—
Translation adjustment	(16)	(3)	21
Reclassifications and other items	(1)	1	(3)
Reclassifications to assets held for sale	—	—	—
Net operating taxes and levies (payables) in the closing balance	(197)	(295)	(217)

Accounting policies

VAT (Value Added Tax) receivables and payables correspond to the VAT collected or deductible from the various states. Collections and repayments to states have no impact on the income statement.

In the normal course of business, the Group regularly deals with differences of interpretation of tax law with the tax authorities, which can lead to tax reassessments or tax disputes.

Operating taxes and levies are measured by the Group at the amount expected to be paid or recovered from the tax authorities of each country, based on its interpretation with regard to the application of tax legislation. The Group calculates the tax assets, liabilities and accruals recognized in the statement of financial position based on the technical merits of the positions it defends versus that of the tax authorities.

10.2    Income tax

10.2.1  Income tax

(in millions of euros)	2019	2018	2017
Orange SA tax group	(875)	(702)	(564)
• Current tax	(559)	(595)	(391)
• Deferred tax	(316)	(107)	(173)
Spanish tax group	(123)	(164)	(55)
• Current tax	(84)	(65)	(46)
• Deferred tax	(39)	(99)	(9)
Africa & Middle East	(296)	(255)	(256)
• Current tax	(294)	(258)	(255)
• Deferred tax	(1)	3	(1)
United Kingdom	(66)	(66)	(57)
• Current tax	(66)	(66)	(57)
• Deferred tax	(0)	0	0
Other subsidiaries	(86)	(122)	(120)
• Current tax	(89)	(128)	(110)
• Deferred tax	3	6	(10)
Total Income tax	(1,447)	(1,309)	(1,052)
• Current tax	(1,093)	(1,112)	(859)
• Deferred tax	(354)	(197)	(193)

The breakdown of current tax by geographical area or by tax group is the following:

(in millions of euros)

Orange SA tax group

As part of the law enacted on July 11, 2019 concerning the creation of a digital services tax, the French government instituted a new measure maintaining the corporate income tax rate to 34.43% for the 2019 fiscal year instead of the 32.02% rate originally planned. This measure resulted in an additional tax expense for the Group of (35) million euros in 2019.

The corporate tax rate applicable for the 2018 fiscal year was 34.43%.

In 2017, the corporate tax rate was 44.43%, following the establishment of an exceptional surtax applicable only to this fiscal year, which led to an additional tax expense of (78) million euros.

Current tax expense

Since 2018, the current tax expense reflects the requirement to pay income tax calculated on the basis of 100% of taxable income due to the depletion of tax loss carry forwards.

In 2017, the current tax expense reflected the requirement to pay a minimum level of income tax calculated on the basis of 50% of taxable income due to the restriction on the utilization of available tax loss carry forwards.

Deferred tax expense

Deferred taxes are recorded at the tax rate expected at the time of their reversal.

Until 2017, the deferred tax expense mainly arose from the use of tax loss carry forwards.

The 2018 French Finance Act, that passed in late December 2017, reinforced the gradual reduction in the corporate tax rate with an expected tax rate of 25.82% as of 2022 for the Group.

In 2017, this gradual rate reduction resulted in a (75) million euros decrease in net deferred tax assets recorded on the balance sheet for entities of the Orange SA tax group (of which (44) million euros recorded in income statement and (31) million euros in other comprehensive income).

The 2020 French Finance Law enacted in December 2019 modifies the originally planned downward trajectory of the corporate income tax without changing its target of 25.82% planned for 2022 and forward.

Developments in tax disputes and audits in France

Tax audits

Orange SA underwent tax audits of fiscal years 2010 to 2016, for which the outcome has no material impact on the Group’s financial statements.

Dispute over the 3% tax on dividends

The Constitutional Court, in its decision of October 6, 2017, recognized as unconstitutional the 3% tax on dividends, confirming the CJEU decision rendered on May 17, 2017. In December 2017, all claims made by Orange SA had been reimbursed by the French tax authority, resulting in a tax income of 304 million euros for the year (of which 270 million euros in principal and 34 million euros in late interests).

Disputes in progress concerning fiscal years 2000-2006

In the context of the absorption of Cogecom by Orange SA and pursuant to an adverse ruling by the Court of Montreuil on July 4, 2013 which triggered the payment of the amounts claimed by the Tax authority, Orange SA had to pay in 2013 the remaining balance on principal and late payment interest claimed for a total amount of 2.1 billion euros.

Over the last few years, the main developments in terms of legal proceedings brought before the Versailles Administrative Court of Appeal were the following:

–  concerning fiscal year 2000-2004:

–  in a ruling given on July 24, 2018, the Administrative Court of Appeal of Versailles upheld the request from Orange. As the Tax administration did not appeal in cassation, this litigation is now closed. The accounting consequences were taken into account in the 2018 consolidated financial statements with no material impact.

–  concerning fiscal years 2005-2006:

–  in a ruling of February 18, 2016, the Administrative Court of Appeal of Versailles upheld the judgment of July 4, 2013, despite the contrary conclusions of the appointed Rapporteur. The Group then appealed to the Conseil d’État on April 18, 2016 to rule on the substance of the case,

–  in a ruling dated December 5, 2016, the Conseil d’État annulled the February 18, 2016 ruling by the Administrative Court of Appeal of Versailles and remanded the dispute to the same Court, on the grounds argued by the Group, i.e., the principle of intangibility of the opening balance sheet of the earliest fiscal year still subject to audit,

–  in a ruling dated July 24, 2018, the Administrative Court of Appeal of Versailles made an adverse decision against Orange, despite the contrary conclusions of the appointed Rapporteur. The Group appealed in cassation to the Conseil d’État which will render the final decision.

A favorable outcome to this dispute would result in a current tax income of 2.1 billion euros, before late interests. While awaiting the new decision from the Conseil d'Etat, this amount is treated as a contingent asset.

Spanish tax group

Current tax expense

The corporate tax rate applicable is 25% and the current income tax expense mainly represents the obligation to pay a minimum level of tax calculated on the basis of 75% of taxable income due to the 25% restriction on the utilization of tax loss carry forwards.

Deferred tax expense

The deferred tax expense for 2019 mainly represents the evolution of futures perspectives for the recoverability of the deferred tax assets.

In 2018, a deferred tax expense of 86 million euros was recorded in order to reflect the negative effect on the recoverable value of deferred tax assets of a strong competitive pressure.

Africa & Middle East

The main contributors to the income tax expense are Senegal, Mali, Côte d'Ivoire and Guinea.

In Senegal, the corporate tax rate is 30% and the current income tax expense stands at 56 million euros. In Mali, the corporate tax rate is 30% and the current income tax expense stands at 55 million euros. In Côte d’Ivoire, the corporate tax rate is 30% and the current income tax expense stands at 52 million euros. In Guinea, the corporate tax rate is 35% and the current income tax expense stands at 42 million euros.

United Kingdom

Current tax expense

The current income tax expense primarily reflects the taxation of activities related to Orange’s brand activities. The corporate tax rate sets to 19% since April 1, 2017.

Deferred tax expense

The 2016 Finance Act adopted on September 15, 2016, included a reduction in the tax rate to 17% starting April 1, 2020.

Group tax proof

(in millions of euros)	Note	2019	2018	2017
Profit before tax of continuing operations		4,673	3,467	3,063
Statutory tax rate in France		34.43%	34.43%	34.43%
Theoretical income tax		(1,609)	(1,194)	(1,055)
Reconciling items :
Exceptional surtax(1)		—	—	(78)
Impairment of goodwill (2)	7.1	(19)	(19)	(7)
Impairment of BT shares	12.7	(34)	(30)	(156)
Share of profits (losses) of associates and joint ventures		3	1	2
Adjustment of prior-year taxes		10	23	37
Recognition / (derecognition) of deferred tax assets		(36)	(151)	(27)
Difference in tax rates (3)		192	189	92
Change in applicable tax rates (4)		43	(84)	(50)
Other reconciling items (5)		3	(44)	190
Effective income tax		(1,447)	(1,309)	(1,052)
Effective tax rate		30.97%	37.75%	34.35%

(1)	Effect of the exceptional surtax put in place in France for 2017 which increased the corporate tax rate from 34.43% to 44.43%.
(2)	Reconciliation item calculated based on the tax rate applicable to the parent company of the Group. The difference between the tax rate of the parent company and the local tax rate of subsidiaries is presented below in "Difference in tax rates".
(3)	The Group is present in jurisdictions in which tax rates are different from the French tax rate. This mainly includes the United Kingdom (tax rate of 19%) and Spain (tax rate of 25%).
(4)	Takes into account the remeasurement of the deferred tax due to change of tax rate in tax legislation. It also takes into account the impact of the fact that some deferred tax are booked with a different tax rate than the on-going one.
(5)	Notably includes the non-deductible interests in France, respectively an income tax expense of 78 and 80 million euros in 2018 and 2017.

Includes the tax income of 304 million euros resulting from the dispute over the 3% tax on dividends in 2017.

10.2.2 Income tax on other comprehensive income

(in millions of euros)	2019		2018		2017
	Gross	Deferred	Gross	Deferred	Gross	Deferred
	amount	tax	amount	tax	amount	tax
Actuarial gains and losses on post-employment benefits (1)	(109)	30	45	(6)	16	(23)
Assets available for sale	—	—	—	—	23	—
Assets at fair value	(16)	—	(30)	—	—	—
Cash flow hedges	144	(47)	(67)	18	49	(20)
Translation adjustment	78	—	(7)	—	(176)	26
Other comprehensive income of associates and joint ventures	—	—	—	—	(9)	—
Total presented in other comprehensive income	97	(17)	(59)	12	(97)	(17)

(1)	In 2017, the deferred tax includes the remeasurement of the deferred tax in France.

10.2.3 Tax position in the statement of financial position

(in millions of euros)	December 31, 2019			December 31, 2018			December 31, 2017
	Assets	Liabi-lities	Net	Assets	Liabi-lities	Net	Assets	Liabi-lities	Net
Orange SA tax group
• Current tax	—	385	(385)	—	438	(438)	—	288	(288)
• Deferred tax (1)	633	—	633	977	—	977	1,059	—	1,059
Spanish tax group
• Current tax	—	32	(32)	—	4	(4)	53	—	53
• Deferred tax (2)	11	—	11	50	—	50	149	—	149
Africa & Middle East
• Current tax	43	212	(168)	32	182	(150)	25	189	(164)
• Deferred tax	92	55	37	84	42	42	99	54	45
United Kingdom
• Current tax	—	30	(30)	—	34	(34)	—	22	(22)
• Deferred tax (3)	1	539	(538)	—	531	(531)	—	531	(531)
Other subsidiaries
• Current tax	76	90	(14)	87	97	(10)	54	97	(43)
• Deferred tax	255	108	147	255	58	197	279	70	209
Total
• Current tax	120	748	(629)	119	755	(636)	132	596	(464)
• Deferred tax	992	703	289	1,366	631	735	1,586	655	931

(1)	Mainly includes deferred tax assets on employee benefits.
(2)	The recognized deferred tax assets are partially offset by the deferred tax liabilities on the goodwill which is tax deductible.
(3)	Mainly deferred tax liabilities on the Orange brand.

Change in net current tax

(in millions of euros)	2019	2018	2017
Net current tax assets / (liabilities) in the opening balance	(636)	(464)	(168)
Cash tax payments (1)	1,079	928	583
Change in income statement (2)	(1,093)	(1,116)	(859)
Change in other comprehensive income	—	—	—
Change in retained earnings (3)	48	—	(11)
Changes in the scope of consolidation	(1)	19	0
Translation adjustment	(1)	(3)	5
Reclassification and other items	(24)	(0)	(14)
Reclassification to assets held for sale	—	—	—
Net current tax assets / (liabilities) in the closing balance	(629)	(636)	(464)

(1)	Includes in 2017 the reimbursement of 304 million euros due to the dispute of the 3% tax on dividends.
(2)	Of which 0 million euros in consolidated net income of discontinued operations in 2019 (4) million euros in 2018 and 0 million euros in 2017).
(3)	Mainly corresponds to the tax effect relating to the remeasurement of the portion of subordinated notes denominated in foreign currency.

Change in net deferred tax

(in millions of euros)	2019	2018	2017
Net deferred tax assets in the opening balance	735	931	1,141
Change in income statement (1)	(354)	(197)	(210)
Change in other comprehensive income	(17)	12	(17)
Change in retained earnings (2)	4	—	(8)
Change in the scope of consolidation	(76)	(10)	0
Translation adjustment	0	(7)	11
Reclassification and other items	(3)	6	14
Reclassification to assets held for sale	—	—	—
Net deferred tax assets in the closing balance	289	735	931

(1)	Of which 0 million euros in consolidated net income of discontinued operations in 2019 (0 million euros in 2018 and (17) million euros in 2017).
(2)	Mainly corresponds in 2017 to the tax effect relating to the remeasurement of the portion of subordinated notes denominated in foreign currency.

Deferred tax assets and liabilities by type

(in millions of euros)	December 31, 2019			December 31, 2018			December 31, 2017
			Income			Income			Income
	Assets	Liabilities	state-ment	Assets	Liabilities	state-ment	Assets	Liabilities	state-ment
Provisions for employee benefit obligations	704	—	(169)	833	—	(25)	842	—	(132)
Fixed assets	614	1,216	(68)	721	1,123	(26)	790	1,139	(38)
Tax losses carryforward	3,895	—	8	3,914	—	(105)	4,011	—	(456)
Other temporary differences	2,700	2,746	(83)	1,245	1,146	(42)	1,538	1,407	(34)
Deferred tax	7,913	3,963	(313)	6,713	2,269	(198)	7,181	2,546	(660)
Depreciation of deferred tax assets	(3,661)	—	(41)	(3,709)	—	1	(3,704)	—	450
Netting	(3,260)	(3,260)	—	(1,638)	(1,638)	—	(1,891)	(1,891)	—
Total	992	703	(354)	1,366	631	(197)	1,586	655	(210)

As of December 31, 2019, the tax losses carry forwards mainly relate to Spain and Belgium, all of the tax losses carry forwards in France were used since 2018.

As of December 31, 2019, the unrecognized deferred tax assets mainly relate to Spain for 2.0 billion euros and Belgium (Belgian subsidiaries other than Orange Belgium) for 0.8 billion euros, and mostly include tax losses that can be carried forward indefinitely. In Spain, tax losses carry forwards for which a deferred tax asset has been recognized are expected to be fully utilized by 2024, unless affected by changes in tax rules and changes in business projections. The deferred tax assets recognized for Spain arise to 0.7 billion euros on December 31, 2019.

Most of the other tax losses carry forwards for which no deferred tax assets were recognized will expire beyond 2024.

Accounting policies

Current income tax and deferred tax are measured by the Group at the amount expected to be paid or recovered from the tax authorities of each country, based on its interpretation with regard to the application of tax legislation. The Group calculates the tax assets and liabilities recognized in the statement of financial position based on the technical merits of the positions it defends versus that of the tax authorities.

Deferred taxes are recognized for all temporary differences between the carrying values of assets and liabilities and their tax basis, as well as for unused tax losses, using the liability method. Deferred tax assets are recognized only when their recovery is considered probable.

A deferred tax liability is recognized for all taxable temporary differences associated with investments in subsidiaries, interests in joint ventures and associates, except to the extent that both of the following conditions are satisfied:

–  the Group is able to control the timing of the reversal of the temporary difference (e.g. the payment of dividends); and

–  it is probable that the temporary difference will not reverse in the foreseeable future.

Accordingly, for fully consolidated companies, a deferred tax liability is only recognized in the amount of the taxes payable on planned dividend distributions by the Group.

Deferred tax assets and liabilities are not discounted.

At each period end, the Group reviews the recoverable amount of the deferred tax assets carried by certain tax entities with significant tax losses carry forwards. The recoverability of the deferred tax assets is assessed in the light of the business plans used for impairment testing. This plan may be adjusted for any tax specificities.

Deferred tax assets arising on these tax losses are not recognized under certain circumstances specific to each company/tax consolidation group concerned, and particularly where:

–  entities cannot assess the probability of the tax loss carry forwards being set off against future taxable profits, due to the horizon for forecasts based on business plans used for impairment testing and uncertainties as to the economic environment;

–  entities have not yet begun to use the tax loss carry forwards;

–  entities do not expect to use the losses within the timeframe allowed by tax regulations;

–  it is estimated that tax losses are uncertain to be used due to risks of differing interpretations with regard to the application of tax legislation.